UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2010

 TEEN GLOW MAKEUP, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(State or other jurisdiction of incorporation or organization)
333-151517 (Commission File Number)	26-0693872 (IRS Employer Identification Number)
16 Market Square Centre
1400 16th Street, Ste 400
Denver CO 80202
(Address of principal executive offices)

 Copies to:
JPF Securities Law, LLC
19720 Jetton Road
Suite 300
Cornelius, NC 28031
Tel: 704-897-8334
Fax: 704-897-8349

This Current Report on Form 8-K is filed by Teen Glow Makeup, Inc., a Nevada corporation (“Teen Glow” or the “Company” or “Registrant”), in connection with the items described below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Exhibit 10.1   Coal Buy and Sell Agreement
Exhibit 10.2   Assignment and Assumption of Coal Agreement
Exhibit 10.3   Consulting Agreement
Exhibit 10.4   Stock Agreement
Exhibit 10.5   Assignment and Assumption of Stock and Consulting Agreements
Exhibit 10.6   Mineral Buy and Sell Agreement
Exhibit 10.7   Assignment and Assumption of Mineral Agreement

Signatures

Item 1.01 Entry into a Material Definitive Agreement

Assignment and Assumption of Coal Agreement

On March 31, 2010, the Registrant, Future Gas Holdings, Ltd. (“Future Gas”) and JBM Energy Company, LLC (“JBM”) entered into an Assignment and Assumption of Coal Agreement to transfer and assign all of the rights and obligations of Future Gas under a Coal Buy and Sell Agreement discussed below.  The Registrant desires to acquire such rights and assume all obligations of Future Gas under the agreement and Future Gas has assigned, transferred and conveyed to the Registrant all of Future Gas’ rights, interests, obligations and liabilities under the Coal Buy and Sell Agreement. The Registrant has accepted the assignment, transfer and conveyance, and agreed to assume, to abide by, to be responsible for and to perform, all obligations, covenants, representations, warranties and other commitments made by Future Gas under all terms and conditions of the agreement. The Assignment and Assumption of Coal Agreement is attached hereto as Exhibit 10.2.

Pursuant to a Coal Buy and Sell Agreement dated as of February 4, 2010, Future Gas agreed to purchase all coal mineral rights owned by JBM in certain real property located in Judith Basin County, Montana as described in the Quit Claim Deed within the Coal Buy and Sell Agreement for a purchase price of $1,950,000. The purchase price of $1,950,000 was to be paid by Future Gas to JBM in accordance with the following terms and schedules: Fifty Thousand U.S. Dollars ($50,000) upon execution of the Coal Buy and Sell Agreement. One Hundred Fifty Thousand U.S. Dollars ($150,000) on the closing date of the Coal Buy and Agreement. The balance of One Million Seven Hundred Fifty Thousand U.S. Dollars ($1,750,000) paid by Future Gas executing and delivering to JBM on the closing date, Future Gas’ negotiable Promissory Note payable to JBM on the following terms and schedules: $200,000, 90 days following closing, $200,000, 270 days following closing, $100,000, 90 days following completion of a Reserve Study and Mining Plan.  The Promissory Note shall bear interest at the rate of five percent (5%) per annum, but no interest shall be due and payable by Future Gas during the first two (2) years following the Closing Date.  Interest only payments shall be made quarterly during the third and fourth years following the Closing Date.  Commencing the fifth year following the Closing Date, the principal balance of One Million Two Hundred Fifty Thousand U.S Dollars ($1,250,000) shall be paid in eight (8) equal quarterly installments, plus accrued interest on unpaid principal balance to date of each principal payment.  Future Gas shall have the right to prepay all or any part of the principal balance at any time without penalty.  The entire principal balance and all accrued interest shall be accelerated and became immediately due and payable if the Future Gas sells or transfers the coal property.  All of the above payments will be secured by a mortgage on the coal property and the other mineral property being conveyed by JBM to Future Gas at Closing.  The form and substance of the Promissory Note and Mortgage shall be acceptable to JBM.

Under the Coal Buy and Sell Agreement dated February 4, 2010, JBM will be paid a royalty of Twenty-Five Cents ($0.25) per ton on all coal when and as mined from the coal property.  The Coal Buy and Sell Agreement is attached hereto as Exhibit 10.1.

All of the above-mentioned rights and obligations were assigned to the Registrant on March 31, 2010 pursuant to the Assignment and Assumption of Coal Agreement.

Assignment and Assumption of Stock and Consulting Agreements

On March 31, 2010 the Registrant, Russell B. Pace, Jr. (“Pace”) and Future Gas entered into an Assignment and Assumption of Stock and Consulting Agreements to transfer and assign all of Future Gas’ rights and obligations under a the Stock Agreement dated February 4, 2010 and a Consulting Agreement dated February 4, 2010 both of which are discussed in detail below. The Registrant desires to acquire such rights and assume all obligations of Future Gas under the agreement and Future Gas has assigned, transferred and conveyed to the Registrant all of Future Gas’ rights, interests, obligations and liabilities under the Stock Agreement and the Consulting Agreement. The Registrant has accepted the assignment, transfer and conveyance, and agreed to assume, to abide by, to be responsible for and to perform, all obligations, covenants, representations, warranties and other commitments made by Future Gas under all terms and conditions of the agreements. The Assignment and Assumption of Stock and Consulting Agreements is attached hereto as Exhibit 10.5.

Pursuant to the Consulting Agreement dated as of February 4, 2010, between Pace and Future Gas, Pace agreed to provide consulting services to Future Gas concerning the coal property conveyed to Future Gas by JBM in the Coal Buy and Sell Agreement, and other minerals conveyed to Future Gas by Pace in the Mineral Buy and Sell Agreement.  Future Gas agreed to pay Pace $5,000 on the first day of the month following the closing date of the Coal Buy and Sell Agreement and on the first day of each following month during the term hereof or until terminated.  Pace agreed to make himself available to perform consulting services for Future Gas for 5 days during each paid month.  Future Gas had the option to require Pace to perform consulting services for an additional 5 days during each paid month for an additional $1,000 per each additional day.  If Future Gas required more than 10 days per paid month, Pace had the option to decline or if accepted, Future Gas agreed to pay Pace $500 per each additional day. The Consulting Agreement is attached hereto as Exhibit 10.3.

Pursuant to the Stock Agreement dated as of February 4, 2010, between Pace and Future Gas, Future gas would issue to Pace 1,000,000 shares of Future Gas’ common stock pursuant to the following conditions: 250,000 shares at the closing date of the Coal Buy and Sell Agreement, 250,000 shares 6 months following the closing date, 250,000 shares 12 months following the closing date and 250,000 shares 18 months following the closing date.  The 1,000,000 shares issued to Pace will be treated the same as any other common, voting stock with respect to stock splits, dividends and other stock distributions, and other form of recapitalizations.  The stock issued to Pace and any increases thereto resulting from the above actions shall be subject to dilution in the same manner and in the same proportion as the other common, voting stock.  The Stock Agreement is attached hereto as Exhibit 10.4.

All of the above-mentioned rights and obligations were assigned to the Registrant on March 31, 2010 pursuant to the Assignment and Assumption of Stock and Consulting Agreements.

Assignment and Assumption of Mineral Agreement
On March 31, 2010 the Registrant, Pace and Future Gas entered into an Assignment and Assumption of Mineral Agreement to transfer and assign all of Future Gas’ rights and obligations under the Mineral Buy and Sell Agreement dated February 4, 2010 discussed in detail below.  The Registrant desires to acquire such rights and assume all obligations of Future Gas under the agreement and Future Gas has assigned, transferred and conveyed to the Registrant all of Future Gas’ rights, interests, obligations and liabilities under the Mineral Buy and Sell Agreement. The Registrant has accepted the assignment, transfer and conveyance, and agreed to assume, to abide by, to be responsible for and to perform, all obligations, covenants, representations, warranties and other commitments made by Future Gas under all terms and conditions of the agreements.  The Assignment and Assumption of Mineral Agreements is attached hereto as Exhibit 10.7.

Pursuant to the Mineral Buy and Sell Agreement dated as of February 4, 2010, Pace sold to Future Gas all of the oil, gas, iron ore and all other minerals of whatever nature, except coal, located in the Judith Basin County, Montana, as described in the Quit Claim Deed within the Mineral Buy and Sell Agreement for a purchase price of $1,950,000. The purchase price of $1,950,000 was to be paid by Future Gas executing and delivering to Pace on the closing date a negotiable Promissory Note payable to Pace on the following terms and schedules:  $200,000, 180 days following closing.  $200,000, 360 days following closing.  $100,000, 90 days following completion of Reserve Study and Mining Plan.  $200,000, 180 days following completion of Reserve Study and Mining Plan.  The Promissory Note shall bear interest at the rate of five percent (5%) per annum, but no interest shall be due and payable by Future Gas during the first two (2) years following the Closing Date.  Interest only payments shall be made quarterly during the third and fourth years following the Closing Date.  Commencing the fifth year following the closing date, the principal of $1,250,000 shall be paid in eight (8) equal quarterly installments, plus accrued interest on unpaid principal balance to date of each principal payment.  Future Gas shall have the right to prepay all or any part of the principal balance at any time without penalty.  The entire principal balance and all accrued interest shall be accelerated and became immediately due and payable if the Future sells or transfers the coal property or the mineral property.  All of the above payments will be secured by a mortgage on the coal property and the other mineral property being conveyed by Pace.  Pace was to be paid a royalty equal to twenty percent (20%) of all royalties or other payments received by Future Gas as a result of any lease of the mineral property being conveyed to Future Gas in the Mineral Buy and Sell Agreement, or any portion thereof, and twenty percent (20%) of all net cash proceeds and/or other considerations received by Future Gas from the sale or other disposition of the mineral property being conveyed to Future Gas in the Mineral Buy and Sell Agreement or any portion thereof. The Mineral Buy and Sell Agreement is attached hereto as Exhibit 10.6.

All of the above-mentioned rights and obligations were assigned to the Registrant on March 31, 2010 pursuant to the Assignment and Assumption of Mineral Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit 10.1    Coal Buy and Sell Agreement
Exhibit 10.2    Assignment and Assumption of Coal Agreement
Exhibit 10.3    Consulting Agreement
Exhibit 10.4    Stock Agreement
Exhibit 10.5    Assignment and Assumption of Stock and Consulting Agreements
Exhibit 10.6    Mineral Buy and Sell Agreement
Exhibit 10.7    Assignment and Assumption of Mineral Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teen Glow Makeup, Inc.

DATED: April 4, 2010	By:	/s/ Johannes Petersen
Johannes Petersen, President